47497-P2 12/25

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED DECEMBER 5, 2025
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED OCTOBER 21, 2025, OF
PUTNAM INTERNATIONAL STOCK ETF (THE “FUND”)

Effective December 5, 2025, the following changes are made to the Fund’s Prospectus and SAI:

1) The following replaces the second paragraph in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Under an agreement with Putnam Management, Franklin Templeton Investment Management Limited (FTIML), Cannon Place, 78 Cannon Street, London, EC4N 6HL, England, serves as the Fund’s sub-advisor. The investment manager (and not the Fund) will pay FTIML a monthly fee equal to 50% of the “net investment advisory fee” payable by the Fund to the investment manager. For the purposes of this calculation, the net investment advisory fee is defined to equal: (i) 96% of an amount equal to the total investment management fees payable to the investment manager, minus any Fund fees and/or expenses paid, waived or reimbursed by the investment manager, including as part of the Fund’s unitary management fee structure pursuant to the investment management agreement between the investment manager and the Trust, on behalf of the Fund, minus (ii) any fees payable by the investment manager to Franklin Templeton Services, LLC (FT Services) for fund administrative services. FTIML is an indirect, wholly owned subsidiary of Resources. Investment advisory responsibilities and fees may be reallocated periodically between Putnam Management and FTIML.

2) The following replaces the second to last paragraph in the section titled “Management and Other Services – Management fees” in the Fund’s SAI:

Putnam Management pays FTIML a monthly fee equal to 50% of the net investment advisory fee payable by the Fund to Putnam Management (the “Net Investment Advisory Fee”), calculated daily. The Net Investment Advisory Fee is equal to (i) 96% of an amount equal to the total investment management fees payable to Putnam Management, minus any Fund fees and/or expenses paid, waived or reimbursed by Putnam Management, including as part of the Fund’s unitary management fee structure pursuant to the investment management agreement between Putnam Management and the Trust, on behalf of the Fund, minus (ii) any fees payable by Putnam Management to Franklin Templeton Services, LLC for fund administrative services.

Please retain this supplement for future reference.